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                                   EXHIBIT 4.3


                              CERTIFICATE OF TRUST
                                       OF
                              UNITED CAPITAL TRUST I

     This Certificate of Trust of UNITED CAPITAL TRUST I (the "Trust"), dated December 6, 1996, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Marcia L. O'Brien, John H. LeMay, and Donald
M. Davies, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

1.   NAME.  The name of the business trust formed hereby is United Capital
     Trust I.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square
     North, 1100 North   Market Street, Wilmington, Delaware 19890-0001, Attn:
     Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on December 6, 1996.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                        WILMINGTON TRUST COMPANY,
                                        as Trustee

                                        By:  /s/
                                            -----------------------------------
                                                  Name:
                                                  Title:


                                        /s/
                                        --------------------------------------
                                        MARCIA L. O'BRIEN, as Trustee


                                         /s/
                                        --------------------------------------
                                        JOHN H. LEMAY, as Trustee



                                         /s/
                                        --------------------------------------
                                        DONALD M. DAVIES, as Trustee